UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-02423
Van Kampen Corporate Bond Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 8/31
Date of reporting period: 2/28/10

Item 1. Report to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

February 28, 2010

MUTUAL FUNDS Van Kampen Corporate Bond Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Corporate Bond Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of February 28, 2010.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 2/28/10 (Unaudited)

	A Shares		B Shares		C Shares		I Shares
	since 9/23/71		since 9/28/92		since 8/30/93		since 8/12/05
		w/max		w/max		w/max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	7.48%	7.35%	5.49%	5.49%	4.67%	4.67%	5.02%

10-year	5.86	5.35	5.21	5.21	5.07	5.07	—

5-year	4.66	3.63	3.98	3.73	3.91	3.91	—

1-year	25.34	19.32	24.81	20.81	24.30	23.30	25.65

6-month	6.11	1.03	5.86	1.86	5.57	4.57	6.23

30-Day SEC Yield	4.05%		4.00%		3.53%		4.50%

Gross Expense Ratio	0.95%		1.70%		1.70%		0.70%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the fund’s fiscal year-end as outlined in the fund’s current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund’s average daily net assets for Class A shares and up to 1.00 percent per year of the fund’s average daily net assets for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change. Periods of less than one year are not annualized.

The Barclays Capital U.S. Corporate Index is a market-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more. Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Corporate Debt Funds BBB-Rated classification. There are currently 30 funds represented in the index. The Indices are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the six-month period ended February 28, 2010

Market Conditions

Gross domestic product (GDP) estimates for the fourth quarter of 2009, released in early 2010, showed that the pace of economic growth was accelerating. While this was certainly good news, we believe it also highlights the unusual nature of this recession. Typically, two to three quarters into a recession, durable goods and residential investment begin to make significant gains as they are the most cyclical and interest-rate sensitive sectors of GDP and usually the first to recover. However, to date, neither of these sectors has shown much recovery, which is highly unusual. In addition, the services and non-durables sectors are typically not very cyclical and therefore usually do not decline in a recession, yet both weakened during this recession and only recently began to improve. The recovery in these two sectors accounted for roughly half of the GDP growth in the fourth quarter of 2009. The remainder came from private inventories, which are still falling, just not as quickly. So while supply and demand are in better balance, thanks in part to deficit spending, there has yet to be any inventory build.

Although the housing market continued to languish and unemployment remained high, investors appeared to be encouraged by the improving GDP data as well as better-than-expected corporate earnings reports and the Federal Reserve’s accommodative monetary policy. Throughout the reporting period, fixed income markets overall continued to gain as investors sought riskier assets, driving spreads tighter in most asset classes.

Corporate yield spreads tightened to 169 basis points over U.S. Treasuries as of the end of February, as measured by the Barclays Capital U.S. Corporate Index. Overall, financials was the best performing sector and lower coupon and longer dated issues outperformed higher coupon and shorter dated issues, respectively.

Performance Analysis

All share classes of Van Kampen Corporate Bond Fund outperformed the Barclays Capital U.S. Corporate Index (the “Index”) and Class A, Class B and Class I shares outperformed and Class C shares underperformed the Lipper Corporate Debt Funds BBB-Rated Index for the six months ended February 28, 2010, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended February 28, 2010

Lipper Corporate
				Barclays Capital	Debt Funds
				U.S. Corporate	BBB-Rated
Class A	Class B	Class C	Class I	Index	Index

6.11%	5.86%	5.57%	6.23%	5.20%	5.66%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

The Fund’s performance relative to the Index during the period was primarily attributable to the following:

•	Select overweights in banking, food and beverage, and insurance were the largest positive contributors to returns as significant spread tightening in these sectors led to their strong performance. The Fund’s positioning continued to emphasize higher quality corporate credits and relative overweights were primarily within sectors that are less sensitive to economic growth. However, we have selectively increased exposure to names in other sectors that we believe are attractively valued.

•	The Fund maintained a small position in U.S. Treasuries, which are not included in the Index. This resulted in a slight underweight relative to the Index in corporate bonds. Given that corporate bonds outperformed Treasuries for the period, this positioning dampened the Fund’s relative performance.

•	The portfolio’s yield-curve positioning detracted slightly from performance. Although we employed tactical strategies involving interest rate swaps that were designed to take advantage of short-term rate movements across the yield curve, these strategies dampened overall returns.

Market Outlook

Current market expectations are for the Federal Reserve to start tightening (i.e., raising interest rates) in the near future. However, our baseline view is that the economic recovery is likely to be protracted, as is often the case after a banking crisis, and therefore interest rates may remain low for a longer period than what the market is anticipating.

We also believe investor fund flows into risky assets are likely to continue through year-end, leading to further spread compression. However, such tightening is likely to be at a more moderate pace than observed in 2009.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Ratings Allocation as of 2/28/10 (Unaudited)

AAA/Aaa	2.8%
AA/Aa	11.0
A/A	33.3
BBB/Baa	48.6
BB/Ba	3.9
B/B	0.4

Summary of Investments by Industry Classification as of 2/28/10 (Unaudited)

Banking	19.7%
Electric	5.2
Life Insurance	5.0
Noncaptive-Consumer Finance	4.3
Brokerage	3.9
Wireline	3.7
Metals	3.6
Media-Cable	3.3
Property & Casualty Insurance	3.2
Food/Beverage	3.1
Health Care	3.1
Wireline Communications	3.0
Pipelines	2.7
Media-Noncable	2.5
Integrated Energy	2.2
REITS	2.1
Technology	2.0
Oil Field Services	1.8
Tobacco	1.4
Retailers	1.3
Natural Gas Pipelines	1.3
Noncaptive-Diversified Finance	1.3
Chemicals	1.2
Building Materials	1.1
Paper	1.1
Diversified Manufacturing	1.1
Independent Energy	0.9
Refining	0.9
Collateralized Mortgage Obligations	0.8
Railroads	0.7
Environmental & Facilities Services	0.7
Automotive	0.6
Utility	0.6
Entertainment	0.6
Wireless	0.5
Sovereigns	0.5
Home Construction	0.5
Other Utilities	0.4
Restaurants	0.4
Consumer Products	0.4
Supermarkets	0.3
Pharmaceuticals	0.3
Other Services	0.3
Packaging	0.2
(continued on next page)

Summary of Investments by Industry Classification as of 2/28/10 (Unaudited)
(continued from previous page)

Airlines	0.2%
General Purpose	0.1
Managed Health Care	0.1
Energy	0.1
Forest Products	0.0 *

Total Long-Term Investments	94.3
Total Short-Term Investments	4.4

Total Investments	98.7
Other Assets in Excess of Liabilities	1.3

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Ratings allocations are as a percentage of long-term investments. Industry allocations are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 9/1/09 - 2/28/10.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	9/1/09	2/28/10	9/1/09-2/28/10

Class A
Actual	$1,000.00	$1,061.06	$4.60
Hypothetical	1,000.00	1,020.33	4.51
(5% annual return before expenses)

Class B
Actual	1,000.00	1,058.57	5.87
Hypothetical	1,000.00	1,019.09	5.76
(5% annual return before expenses)

Class C
Actual	1,000.00	1,055.75	8.41
Hypothetical	1,000.00	1,016.61	8.25
(5% annual return before expenses)

Class I
Actual	1,000.00	1,062.33	3.32
Hypothetical	1,000.00	1,021.57	3.26
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, 1.15%, 1.65% and 0.65% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Class B expense ratio reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Corporate Bonds 93.4% Airlines 0.2%
$1,511	America West Airlines, Inc., Class G (Ambac Assurance Corp)	7.100%	04/02/21	$1,367,145

	Automotive 0.6%
885	DaimlerChrysler NA Holding Corp.	8.500	01/18/31	1,106,271
2,320	Harley-Davidson Funding Corp. (a)	6.800	06/15/18	2,353,657
1,460	Nissan Motor Acceptance (a)	4.500	01/30/15	1,480,618

				4,940,546

	Banking 19.7%
2,140	American Express Co.	8.125	05/20/19	2,593,631
6,475	Bank of America Corp.	5.650	05/01/18	6,469,198
3,660	Bank of America Corp.	5.750	12/01/17	3,712,067
2,920	Bank of America Corp.	7.625	06/01/19	3,307,691
15,710	Bank of Scotland (United Kingdom) (a)	5.250	02/21/17	16,211,479
1,210	Barclays Bank PLC (United Kingdom) (a)	6.050	12/04/17	1,243,242
4,820	Barclays Bank PLC (United Kingdom)	6.750	05/22/19	5,332,699
3,515	BB&T Corp.	6.850	04/30/19	3,999,283
2,400	Capital One Bank USA NA	8.800	07/15/19	2,888,830
2,000	Capital One Capital VI	8.875	05/15/40	2,136,832
7,390	Citigroup, Inc.	5.875	05/29/37	6,517,529
4,100	Citigroup, Inc.	6.125	05/15/18	4,120,365
2,260	Citigroup, Inc.	8.125	07/15/39	2,563,886
11,990	Citigroup, Inc.	8.500	05/22/19	13,858,701
2,450	Credit Agricole SA (France) (a) (b)	8.375	12/31/49	2,583,665
1,810	Credit Suisse (Switzerland)	5.400	01/14/20	1,821,336
2,240	Discover Bank	8.700	11/18/19	2,420,781
15,370	Goldman Sachs Group, Inc.	6.150	04/01/18	16,261,383
4,785	Goldman Sachs Group, Inc.	6.750	10/01/37	4,653,580
8,175	JPMorgan Chase Capital XXVII	7.000	11/01/39	8,333,922
2,480	KeyCorp	6.500	05/14/13	2,646,277
4,145	Macquarie Group Ltd. (Australia) (a)	6.000	01/14/20	4,028,252
1,860	Macquarie Group Ltd. (Australia) (a)	7.625	08/13/19	2,037,766
8,370	Nationwide Building Society (United Kingdom) (a)	6.250	02/25/20	8,513,930
1,510	Nomura Holdings, Inc. (Japan) (c)	6.700	03/04/20	1,543,341
1,695	PNC Bank NA	6.000	12/07/17	1,807,670
1,835	PNC Funding Corp.	6.700	06/10/19	2,068,645
760	Rabobank Nederland NV (Netherlands) (a) (b)	11.000	06/30/19	965,723
2,525	Regions Financial Corp.	7.750	11/10/14	2,600,240
2,880	Royal Bank of Scotland Group PLC (United Kingdom)	6.400	10/21/19	2,900,696
4,040	Royal Bank of Scotland PLC (United Kingdom) (a)	4.875	08/25/14	4,089,668
3,395	UBS AG Stamford Branch (Switzerland)	5.875	12/20/17	3,542,472
8,559	Wells Fargo & Co.	5.625	12/11/17	9,031,825

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Banking (Continued)
$3,796	Wells Fargo Bank NA	4.750%	02/09/15	$3,946,124
4,065	Westpac Banking Corp. (Australia)	4.200	02/27/15	4,198,202

				164,950,931

	Brokerage 3.9%
3,080	Bear Stearns Co., Inc.	5.550	01/22/17	3,203,234
1,980	Bear Stearns Co., Inc.	6.400	10/02/17	2,189,326
2,535	Bear Stearns Co., Inc.	7.250	02/01/18	2,944,973
5,250	Credit Suisse NY (Switzerland)	5.300	08/13/19	5,388,264
860	Credit Suisse NY (Switzerland)	6.000	02/15/18	904,882
10,985	Merrill Lynch & Co., Inc.	6.875	04/25/18	11,592,404
2,850	Merrill Lynch & Co., Inc.	7.750	05/14/38	3,052,358
3,525	TD Ameritrade Holding Corp.	5.600	12/01/19	3,575,087

				32,850,528

	Building Materials 1.1%
2,245	CRH America, Inc.	6.000	09/30/16	2,397,074
1,395	CRH America, Inc.	8.125	07/15/18	1,651,676
1,685	Holcim US Finance Sarl & Cie SCS (Luxembourg) (a)	6.000	12/30/19	1,752,290
1,815	Lafarge SA (France)	6.500	07/15/16	1,958,886
1,610	Lafarge SA (France)	7.125	07/15/36	1,682,701

				9,442,627

	Chemicals 1.2%
2,695	Agrium, Inc. (Canada)	6.750	01/15/19	3,019,416
4,783	Mosaic Co. (a)	7.625	12/01/16	5,224,265
1,730	Potash Corp. of Saskatchewan, Inc. (Canada)	5.875	12/01/36	1,706,856

				9,950,537

	Consumer Products 0.4%
1,370	Fortune Brands, Inc.	6.375	06/15/14	1,493,159
1,360	Whirlpool Corp.	8.600	05/01/14	1,585,140

				3,078,299

	Diversified Manufacturing 1.1%
3,775	Brookfield Asset Management, Inc. (Canada)	5.800	04/25/17	3,611,403
5,015	General Electric Co.	5.250	12/06/17	5,271,151

				8,882,554

	Electric 5.2%
2,470	CMS Energy Corp.	6.250	02/01/20	2,429,993
1,405	CMS Energy Corp.	6.300	02/01/12	1,467,805
570	Consumers Energy Co.	5.800	09/15/35	562,883
1,520	Dominion Resources, Inc.	7.000	06/15/38	1,747,322
1,945	DTE Energy Co.	7.625	05/15/14	2,241,904
2,425	Entergy Gulf States Louisiana LLC	5.590	10/01/24	2,553,920
8,150	Exelon Generation Co. LLC	6.250	10/01/39	8,367,010
3,055	FirstEnergy Solutions Corp.	6.050	08/15/21	3,154,807
2,920	FirstEnergy Solutions Corp.	6.800	08/15/39	2,993,345
560	Indianapolis Power & Light Co. (a)	6.300	07/01/13	612,579
2,225	Nisource Finance Corp.	6.125	03/01/22	2,322,907

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Electric (Continued)
$2,460	NiSource Finance Corp.	6.800%	01/15/19	$2,696,224
1,250	Ohio Power Co.	5.375	10/01/21	1,294,331
4,580	PPL Energy Supply LLC	6.500	05/01/18	4,918,567
1,330	Progress Energy, Inc.	7.050	03/15/19	1,503,698
1,590	Southwestern Public Service Co., Ser G	8.750	12/01/18	1,986,435
2,045	Virginia Electric & Power Co.	8.875	11/15/38	2,879,659

				43,733,389

	Energy 0.1%
540	Pioneer Natural Resources Co.	6.650	03/15/17	533,993

	Entertainment 0.6%
4,005	Time Warner, Inc.	7.700	05/01/32	4,731,155

	Environmental & Facilities Services 0.7%
2,050	Republic Services, Inc. (a)	5.500	09/15/19	2,125,676
3,475	Waste Management, Inc.	6.125	11/30/39	3,531,990

				5,657,666

	Food/Beverage 3.1%
1,730	Anheuser-Busch InBev Worldwide, Inc. (a)	5.375	11/15/14	1,878,342
1,350	Anheuser-Busch InBev Worldwide, Inc. (a)	6.875	11/15/19	1,557,718
280	Anheuser-Busch InBev Worldwide, Inc. (a)	8.200	01/15/39	369,466
1,790	Bacardi Ltd. (Bermuda) (a)	8.200	04/01/19	2,171,948
1,785	Bunge Ltd. Finance Corp.	8.500	06/15/19	2,083,059
2,425	ConAgra Foods, Inc.	7.000	10/01/28	2,664,020
2,340	ConAgra Foods, Inc.	8.250	09/15/30	2,875,528
490	Constellation Brands, Inc.	7.250	09/01/16	497,963
2,000	FBG Finance Ltd. (Australia) (a)	5.125	06/15/15	2,128,808
4,380	Kraft Foods, Inc.	5.375	02/10/20	4,540,194
1,030	Kraft Foods, Inc.	6.875	02/01/38	1,125,298
3,795	Kraft Foods, Inc.	6.875	01/26/39	4,150,675

				26,043,019

	Forest Products 0.0%
390	Georgia-Pacific LLC (a)	8.250	05/01/16	413,400

	Health Care 3.1%
5,035	Boston Scientific Corp.	6.000	01/15/20	5,028,444
2,485	Fisher Scientific International, Inc.	6.125	07/01/15	2,584,624
900	HCA, Inc. (a)	8.500	04/15/19	969,750
2,320	Life Technologies Corp.	6.000	03/01/20	2,396,437
3,980	Medco Health Solutions, Inc.	7.125	03/15/18	4,557,904
3,750	Novant Health, Inc.	5.850	11/01/19	3,842,794
1,895	Quest Diagnostics, Inc.	4.750	01/30/20	1,877,593
4,103	UnitedHealth Group, Inc.	6.000	02/15/18	4,436,635

				25,694,181

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Home Construction 0.5%
$4,010	Toll Brothers Finance Corp.	6.750%	11/01/19	$4,055,963

	Independent Energy 0.9%
1,010	Gaz Capital SA (Luxembourg) (a)	6.510	03/07/22	961,520
1,115	Newfield Exploration Co.	7.125	05/15/18	1,120,575
1,225	Plains Exploration & Production Co.	7.625	06/01/18	1,234,188
3,750	Questar Market Resources, Inc.	6.800	04/01/18	4,124,936

				7,441,219

	Integrated Energy 2.2%
3,125	Cenovus Energy, Inc. (Canada) (a)	5.700	10/15/19	3,302,919
1,990	Chesapeake Energy Corp.	7.625	07/15/13	2,084,525
3,450	EnCana Corp. (Canada)	6.500	02/01/38	3,748,887
2,350	Hess Corp.	6.000	01/15/40	2,360,944
2,925	Nexen, Inc. (Canada)	7.500	07/30/39	3,372,373
3,470	Petro-Canada (Canada)	5.350	07/15/33	3,186,220

				18,055,868

	Life Insurance 5.0%
2,525	Aegon NV (Netherlands)	4.625	12/01/15	2,542,882
2,005	Aflac, Inc.	8.500	05/15/19	2,373,144
1,295	American International Group, Inc.	8.250	08/15/18	1,190,089
2,275	Lincoln National Corp.	8.750	07/01/19	2,747,586
2,065	MetLife, Inc.	7.717	02/15/19	2,405,056
2,935	MetLife, Inc.	10.750	08/01/39	3,625,670
605	MetLife, Inc., Ser A	6.817	08/15/18	667,522
4,250	Pacific LifeCorp (a)	6.000	02/10/20	4,223,250
3,495	Platinum Underwriters Finance, Inc., Ser B	7.500	06/01/17	3,712,214
3,120	Principal Financial Group, Inc.	8.875	05/15/19	3,804,344
2,875	Protective Life Corp.	7.375	10/15/19	3,052,088
2,940	Prudential Financial, Inc.	4.750	09/17/15	3,044,047
1,420	Prudential Financial, Inc.	6.625	12/01/37	1,498,296
2,515	Prudential Financial, Inc.	7.375	06/15/19	2,896,893
2,400	Reinsurance Group of America, Inc.	6.450	11/15/19	2,476,306
1,930	Xlliac Global Funding (a)	4.800	08/10/10	1,939,683

				42,199,070

	Managed Health Care 0.1%
710	WellPoint, Inc.	7.000	02/15/19	820,584

	Media-Cable 3.3%
1,050	Comcast Corp.	5.150	03/01/20	1,061,609
2,005	Comcast Corp.	5.700	05/15/18	2,133,244
1,100	Comcast Corp.	6.400	05/15/38	1,125,304
1,885	Comcast Corp.	6.450	03/15/37	1,940,084
4,425	Comcast Corp.	6.500	01/15/15	5,027,207
1,650	COX Communications, Inc. (a)	8.375	03/01/39	2,083,726
1,020	CSC Holdings, Inc.	7.625	07/15/18	1,053,150
1,495	DirecTV Holdings LLC (a)	5.875	10/01/19	1,570,530

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Media-Cable (Continued)
$670	DirecTV Holdings LLC	6.375%	06/15/15	$695,963
2,145	DirecTV Holdings LLC	7.625	05/15/16	2,354,384
3,490	Time Warner Cable, Inc.	6.750	07/01/18	3,909,627
1,155	Time Warner Cable, Inc.	6.750	06/15/39	1,231,201
1,270	Time Warner Cable, Inc.	8.250	04/01/19	1,545,535
1,410	Time Warner Cable, Inc.	8.750	02/14/19	1,757,775

				27,489,339

	Media-Noncable 2.5%
3,315	CBS Corp.	8.875	05/15/19	3,943,289
827	Grupo Televisa SA (Mexico)	6.000	05/15/18	855,688
1,055	News America, Inc.	6.400	12/15/35	1,094,758
2,525	News America, Inc.	6.650	11/15/37	2,685,398
1,090	News America, Inc.	7.850	03/01/39	1,317,979
1,525	Omnicom Group, Inc.	6.250	07/15/19	1,655,976
225	Time Warner, Inc.	6.500	11/15/36	239,077
2,425	Viacom, Inc.	6.875	04/30/36	2,607,258
2,305	Vivendi (France) (a)	6.625	04/04/18	2,508,667
3,830	WPP Finance (United Kingdom)	8.000	09/15/14	4,421,946

				21,330,036

	Metals 3.6%
1,345	Alcoa, Inc.	5.870	02/23/22	1,201,550
1,910	Alcoa, Inc.	6.750	07/15/18	1,920,079
1,910	Anglo American Capital PLC (United Kingdom) (a)	9.375	04/08/19	2,447,039
6,255	ArcelorMittal (Luxembourg)	9.850	06/01/19	7,893,741
1,220	Freeport-McMoRan Cooper & Gold, Inc.	8.375	04/01/17	1,325,479
2,700	Newmont Mining Corp.	6.250	10/01/39	2,707,514
4,370	Rio Tinto Finance USA Ltd. (Australia)	9.000	05/01/19	5,672,478
1,375	Teck Resources Ltd. (Canada)	10.250	05/15/16	1,646,562
2,030	Vale Overseas Ltd. (Cayman Islands)	5.625	09/15/19	2,074,851
1,815	Vale Overseas Ltd. (Cayman Islands)	6.875	11/21/36	1,847,189
1,120	Vale Overseas Ltd. (Cayman Islands)	6.875	11/10/39	1,146,345

				29,882,827

	Natural Gas Pipelines 1.3%
1,355	CenterPoint Energy Resources Corp.	6.250	02/01/37	1,354,028
970	CenterPoint Energy Resources Corp.	7.875	04/01/13	1,118,944
847	Colorado Interstate Gas Co.	6.800	11/15/15	959,803
4,490	Kinder Morgan Finance Co. (Canada)	5.700	01/05/16	4,388,975
2,700	Texas Eastern Transmission LP	7.000	07/15/32	3,082,509

				10,904,259

	Noncaptive-Consumer Finance 4.3%
5,480	American Express Credit Corp., Ser C	7.300	08/20/13	6,192,290
2,270	American General Finance Corp.	4.625	09/01/10	2,224,069
2,655	Ameriprise Financial, Inc.	7.300	06/28/19	3,058,520
1,105	General Electric Capital Corp.	5.500	01/08/20	1,113,304

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Noncaptive-Consumer Finance (Continued)
$18,295	General Electric Capital Corp.	5.625%	05/01/18	$18,843,576
3,975	HSBC Finance Corp.	5.500	01/19/16	4,208,599

				35,640,358

	Noncaptive-Diversified Finance 1.3%
2,620	Blackstone Holdings Finance Co. LLC (a)	6.625	08/15/19	2,645,493
5,030	General Electric Capital Corp.	5.875	01/14/38	4,685,163
3,050	General Electric Capital Corp.	6.000	08/07/19	3,196,827

				10,527,483

	Oil Field Services 1.8%
2,170	Kinder Morgan Energy Partners LP	5.850	09/15/12	2,344,913
530	Kinder Morgan Energy Partners LP	5.950	02/15/18	572,452
1,565	Petrobras International Finance Co. (Cayman Islands)	5.750	01/20/20	1,586,442
2,815	Transocean, Inc. (Cayman Islands)	6.000	03/15/18	3,055,888
2,450	Weatherford International, Inc.	6.350	06/15/17	2,656,834
3,650	Weatherford International Ltd. (Switzerland)	9.625	03/01/19	4,657,684

				14,874,213

	Other Services 0.3%
2,775	NASDAQ OMX Group, Inc.	5.550	01/15/20	2,762,721

	Other Utilities 0.4%
3,260	Plains All American Pipeline LP	6.700	05/15/36	3,406,482

	Packaging 0.2%
1,425	Sealed Air Corp. (a)	7.875	06/15/17	1,513,008

	Paper 1.1%
2,675	International Paper Co.	7.500	08/15/21	3,035,887
1,385	International Paper Co.	9.375	05/15/19	1,732,279
4,050	MeadWestvaco Corp.	7.375	09/01/19	4,521,582

				9,289,748

	Pharmaceuticals 0.3%
2,225	Biogen Idec, Inc.	6.875	03/01/18	2,433,534
435	Wyeth	6.450	02/01/24	488,573

				2,922,107

	Pipelines 2.7%
5,600	Energy Transfer Partners LP	9.000	04/15/19	6,901,485
2,430	Florida Gas Transmission Co., LLC (a)	7.900	05/15/19	2,941,338
2,425	Midcontinent Express Pipeline LLC (a)	6.700	09/15/19	2,556,716
2,260	Plains All American Pipeline LP	8.750	05/01/19	2,798,447
1,000	Spectra Energy Capital LLC	8.000	10/01/19	1,193,988
520	Transcontinental Gas Pipe Line Corp.	6.050	06/15/18	571,106
4,750	Williams Partners LP	7.250	02/01/17	5,460,771

				22,423,851

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Property & Casualty Insurance 3.2%
$3,800	AIG SunAmerica Global Financing VI (a)	6.300%	05/10/11	$3,868,715
2,555	Allstate Corp.	7.450	05/16/19	3,005,866
3,920	American Financial Group, Inc.	9.875	06/15/19	4,609,528
3,790	Catlin Insurance Co., Ltd. (Bermuda) (a) (b)	7.249	12/01/49	3,069,900
4,190	CNA Financial Corp.	7.350	11/15/19	4,391,966
3,160	Farmers Exchange Capital (a)	7.050	07/15/28	2,818,069
1,966	Farmers Insurance Exchange Surplus (a)	8.625	05/01/24	2,067,799
2,640	XL Capital Ltd. (Cayman Islands)	5.250	09/15/14	2,732,316

				26,564,159

	Railroads 0.7%
2,615	CSX Corp.	6.150	05/01/37	2,693,714
2,650	Union Pacific Corp.	6.125	02/15/20	2,943,959
365	Union Pacific Corp.	6.250	05/01/34	383,737

				6,021,410

	Refining 0.9%
915	Enterprise Products Operating LLC	5.250	01/31/20	938,774
1,070	Enterprise Products Operating LLC	6.500	01/31/19	1,190,286
2,710	Enterprise Products Operating LP, Ser B	5.600	10/15/14	2,955,984
2,200	Valero Energy Corp.	6.125	02/01/20	2,218,473

				7,303,517

	REITS 2.1%
2,425	AvalonBay Communities, Inc.	6.100	03/15/20	2,578,330
3,000	Boston Properties LP	5.875	10/15/19	3,118,845
1,395	Federal Realty Investment Trust	5.900	04/01/20	1,404,487
1,970	Mack-Cali Realty Corp.	7.750	08/15/19	2,180,619
1,650	Simon Property Group LP	5.650	02/01/20	1,643,070
2,325	Simon Property Group LP	6.750	05/15/14	2,578,771
3,950	WEA Finance LLC (a)	6.750	09/02/19	4,242,557

				17,746,679

	Restaurants 0.4%
2,920	Yum! Brands, Inc.	6.875	11/15/37	3,230,887

	Retailers 1.3%
3,935	CVS Pass-Through Trust	6.036	12/10/28	3,940,841
877	CVS Pass-Through Trust (a)	8.353	07/10/31	1,016,332
3,005	Home Depot, Inc.	5.875	12/16/36	2,952,962
2,845	JC Penney Corp., Inc.	6.375	10/15/36	2,581,838
545	Kohl’s Corp.	6.875	12/15/37	611,032

				11,103,005

	Sovereigns 0.5%
4,315	Korea Development Bank (Republic of Korea (South Korea))	4.375	08/10/15	4,378,922

	Supermarkets 0.3%
2,292	Delhaize America, Inc.	9.000	04/15/31	2,927,629

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Technology 2.0%
$2,080	Agilent Technologies, Inc.	5.500%	09/14/15	$2,239,511
1,760	Amphenol Corp.	4.750	11/15/14	1,810,989
1,695	CA, Inc.	5.375	12/01/19	1,741,389
1,955	Cisco Systems, Inc.	5.900	02/15/39	2,011,453
1,695	Corning, Inc.	6.625	05/15/19	1,907,295
720	Corning, Inc.	7.250	08/15/36	763,619
2,590	KLA Instruments Corp.	6.900	05/01/18	2,831,831
925	Xerox Corp.	5.625	12/15/19	957,781
1,625	Xerox Corp.	6.350	05/15/18	1,774,604
520	Xerox Corp.	8.250	05/15/14	613,028

				16,651,500

	Tobacco 1.4%
1,110	Altria Group, Inc.	9.250	08/06/19	1,377,185
1,250	Altria Group, Inc.	9.700	11/10/18	1,574,394
1,400	Altria Group, Inc.	10.200	02/06/39	1,900,142
1,225	BAT International Finance PLC (United Kingdom) (a)	9.500	11/15/18	1,592,916
2,520	Lorillard Tobacco Co.	8.125	06/23/19	2,816,216
2,360	Philip Morris International, Inc.	5.650	05/16/18	2,555,205

				11,816,058

	Utility 0.6%
4,080	AES Corp	8.000	06/01/20	4,023,900
885	NRG Energy, Inc.	8.500	06/15/19	888,319

				4,912,219

	Wireless 0.5%
975	Intelsat Subsidiary Holding Co., Ltd. (Bermuda)	8.500	01/15/13	989,625
920	SBA Telecommunications, Inc. (a)	8.250	08/15/19	970,600
2,490	Vodafone Group PLC (United Kingdom)	5.625	02/27/17	2,676,623

				4,636,848

	Wireline 3.7%
1,240	AT&T, Inc.	6.300	01/15/38	1,267,043
4,915	AT&T, Inc.	6.550	02/15/39	5,210,219
2,180	CenturyTel, Inc.	6.000	04/01/17	2,253,656
1,090	CenturyTel, Inc.	6.150	09/15/19	1,124,210
2,020	Citizens Communications Co.	7.125	03/15/19	1,898,800
1,145	Deutsche Telekom International Finance BV (Netherlands)	6.000	07/08/19	1,227,988
905	Deutsche Telekom International Finance BV (Netherlands)	6.750	08/20/18	1,015,310
1,735	Deutsche Telekom International Finance BV (Netherlands)	8.750	06/15/30	2,204,756
3,305	GTE Corp.	6.940	04/15/28	3,492,641
1,450	Qwest Corp.	6.500	06/01/17	1,466,313
780	Qwest Corp.	6.875	09/15/33	719,550
1,385	Sable International Finance Ltd. (Cayman Islands) (a)	7.750	02/15/17	1,426,550

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Wireline (Continued)
$1,750	Verizon Communications, Inc.	6.400%	02/15/38	$1,838,118
3,980	Verizon Communications, Inc.	8.950	03/01/39	5,441,285

				30,586,439

	Wireline Communications 3.0%
6,075	AT&T Corp.	8.000	11/15/31	7,448,448
1,980	SBC Communications, Inc.	6.150	09/15/34	1,976,210
3,325	Telecom Italia Capital SA (Luxembourg)	6.999	06/04/18	3,652,167
3,665	Telecom Italia Capital SA (Luxembourg)	7.175	06/18/19	4,053,703
6,100	Telefonica Europe BV (Netherlands)	8.250	09/15/30	7,578,060

				24,708,588

	Total Corporate Bonds 93.4%			780,396,966

	Collateralized Mortgage Obligations 0.8%
1,475	Banc of America Commercial Mortgage, Inc. (b)	5.744	02/10/51	1,412,565
2,575	Bear Stearns Commercial Mortgage Securities (b)	5.471	01/12/45	2,603,561
2,880	LB-UBS Commercial Mortgage Trust	5.372	09/15/39	2,909,492

	Total Collateralized Mortgage Obligations 0.8%			6,925,618

	Municipal Bonds 0.1% California 0.1%
900	California St Taxable Var Purp 3	5.950	04/01/16	935,307

Total Long-Term Investments 94.3% (Cost $734,633,815)				788,257,891

Short-Term Investments 4.4% Repurchase Agreements 3.9%
Banc of America Securities ($5,911,209 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.10%, dated 02/26/10, to be sold on 03/01/10 at $5,911,258)				5,911,209
JPMorgan Chase & Co. ($25,167,421 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.09%, dated 02/26/10, to be sold on 03/01/10 at $25,167,610)				25,167,421
State Street Bank & Trust Co. ($1,160,370 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 02/26/10, to be sold on 03/01/10 at $1,160,371)				1,160,370

Total Repurchase Agreements 3.9%				32,239,000

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Description	Value

United States Government Agency Obligations 0.5%
United States Treasury Bill ($4,425,000 par, yielding 0.136%, 05/06/10 maturity) (d)	$4,423,912

Total Short-Term Investments 4.4% (Cost $36,662,912)	36,662,912

Total Investments 98.7% (Cost $771,296,727)	824,920,803

Other Assets in Excess of Liabilities 1.3%	11,031,876

Net Assets 100.0%	$835,952,679

Percentages are calculated as a percentage of net assets.

(a)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b)	Floating Rate Coupon

(c)	Security purchased on a when-issued or delayed delivery basis.

(d)	All or a portion of this security has been physically segregated in connection with open futures contracts and swap contracts.

Futures contracts outstanding as of February 28, 2010:

	Number	Unrealized
	of	Appreciation/
	Contracts	Depreciation

Long Contracts:
U.S. Treasury Notes 2-Year Futures, June 2010 (Current Notional Value of $217,438 per contract)	624	$67,475
U.S. Treasury Notes 5-Year Futures, June 2010 (Current Notional Value of $115,938 per contract)	1,179	460,602

Total Long Contracts	1,803	528,077

Short Contracts:
U.S. Treasury Bond 30-Year Futures, June 2010 (Current Notional Value of $117,688 per contract)	402	(643,799)
U.S. Treasury Notes 10-Year Futures, June 2010 (Current Notional Value of $117,484 per contract)	1,129	(1,008,722)

Total Short Contracts	1,531	(1,652,521)

Total Futures Contracts	3,334	$(1,124,444)

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Swap contracts outstanding as of February 28, 2010:
Credit Default Swaps

			Pay/					Credit
			Receive		Notional			Rating of
	Reference	Buy/Sell	Fixed	Expiration	Amount	Upfront		Reference
Counterparty	Entity	Protection	Rate	Date	(000)	Payments	Value	Entity*

Bank of America, N.A.	Carnival Corp.	Buy	1.570%	03/20/18	$3,185	$0	$(97,612)	BBB+
Bank of America, N.A.	CenturyTel, Inc.	Buy	0.880	09/20/17	2,050	0	62,541	BBB–
Bank of America, N.A.	Toll Brothers, Inc.	Buy	2.900	03/20/13	4,050	0	(224,842)	BBB–
Barclays Bank PLC	Whirlpool Corp.	Buy	1.000	06/20/14	1,360	73,330	(3,229)	BBB–
Goldman Sachs International	Sealed Air Corp.	Buy	1.080	03/20/18	1,375	0	37,968	BB+

Total Credit Default Swaps					$12,020	$73,330	$(225,174)

*	Credit rating as issued by Standard and Poor’s.

Interest Rate Swaps

		Pay/
		Receive			Notional
		Floating	Fixed	Expiration	Amount
Counterparty	Floating Rate Index	Rate	Rate	Date	(000)	Value

Deutsche Bank AG New York	USD-LIBOR-BBA	Receive	2.898%	01/11/15	$46,150	$(977,685)

Total Swap Contracts						$(1,202,859)

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  February 28, 2010 (Unaudited)  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position:
Corporate Bonds	$—	$780,396,966	$—	$780,396,966
Collateralized Mortgage Obligations	—	6,925,618	—	6,925,618
Municipal Bonds issued by states of the United States	—	935,307	—	935,307
Short-Term Investments	—	36,662,912	—	36,662,912
Futures	528,077	—	—	528,077
Swap Contracts	—	100,509	—	100,509

Total Investments in an Asset Position	528,077	825,021,312	—	825,549,389

Investments in a Liability Position:
Futures	(1,652,521)	—	—	(1,652,521)
Swap Contracts	—	(1,303,368)	—	(1,303,368)

Total Investments in a Liability Position	(1,652,521)	(1,303,368)	—	(2,955,889)

Total	$(1,124,444)	$823,717,944	$—	$822,593,500

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Financial Statements

Statement of Assets and Liabilities
February 28, 2010 (Unaudited)

Assets:
Total Investments (Cost $771,296,727)	$824,920,803
Cash	529
Receivables:
Interest	12,923,403
Investments Sold	6,778,266
Fund Shares Sold	2,054,372
Swap Contracts	37,968
Other	127,258

Total Assets	846,842,599

Liabilities:
Payables:
Investments Purchased	3,960,284
Fund Shares Repurchased	3,792,689
Income Distributions	536,338
Variation Margin on Futures	371,003
Investment Advisory Fee	249,702
Distributor and Affiliates	152,018
Swap Contracts	1,240,827
Trustees’ Deferred Compensation and Retirement Plans	236,483
Accrued Expenses	350,576

Total Liabilities	10,889,920

Net Assets	$835,952,679

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$852,778,978
Net Unrealized Appreciation	51,223,443
Accumulated Undistributed Net Investment Income	(583,015)
Accumulated Net Realized Loss	(67,466,727)

Net Assets	$835,952,679

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $635,645,854 and 96,645,194 shares of beneficial interest issued and outstanding)	$6.58
Maximum sales charge (4.75%* of offering price)	0.33

Maximum offering price to public	$6.91

Class B Shares:
Net asset value and offering price per share (Based on net assets of $76,352,303 and 11,635,449 shares of beneficial interest issued and outstanding)	$6.56

Class C Shares:
Net asset value and offering price per share (Based on net assets of $45,344,708 and 6,911,816 shares of beneficial interest issued and outstanding)	$6.56

Class I Shares:
Net asset value and offering price per share (Based on net assets of $78,609,814 and 11,955,578 shares of beneficial interest issued and outstanding)	$6.58

*	On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended February 28, 2010 (Unaudited)

Investment Income:
Interest	$24,424,359
Other	1,440

Total Income	24,425,799

Expenses:
Investment Advisory Fee	1,609,481
Distribution (12b-1) and Service Fees
Class A	781,550
Class B	188,179
Class C	220,029
Transfer Agent Fees	673,618
Accounting and Administrative Expenses	105,068
Reports to Shareholders	90,833
Registration Fees	53,548
Professional Fees	38,392
Custody	35,312
Trustees’ Fees and Related Expenses	20,596
Other	28,998

Total Expenses	3,845,604
Less Credits Earned on Cash Balances	78

Net Expenses	3,845,526

Net Investment Income	$20,580,273

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$15,701,797
Futures	498,656
Swap Contracts	(900,940)

Net Realized Gain	15,299,513

Unrealized Appreciation/Depreciation:
Beginning of the Period	39,266,562

End of the Period:
Investments	53,624,076
Futures	(1,124,444)
Swap Contracts	(1,276,189)

51,223,443

Net Unrealized Appreciation During the Period	11,956,881

Net Realized and Unrealized Gain	$27,256,394

Net Increase in Net Assets From Operations	$47,836,667

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	February 28, 2010	August 31, 2009

From Investment Activities:
Operations:
Net Investment Income	$20,580,273	$37,755,909
Net Realized Gain/Loss	15,299,513	(29,046,792)
Net Unrealized Appreciation During the Period	11,956,881	55,334,591

Change in Net Assets from Operations	47,836,667	64,043,708

Distributions from Net Investment Income:
Class A Shares	(17,083,667)	(33,046,744)
Class B Shares	(1,889,840)	(3,775,830)
Class C Shares	(1,040,109)	(1,753,431)
Class I Shares	(2,084,195)	(3,466,501)

Total Distributions	(22,097,811)	(42,042,506)

Net Change in Net Assets from Investment Activities	25,738,856	22,001,202

From Capital Transactions:
Proceeds from Shares Sold	102,454,245	231,206,935
Net Asset Value of Shares Issued Through Dividend Reinvestment	18,878,561	37,047,475
Cost of Shares Repurchased	(116,352,284)	(295,032,502)

Net Change in Net Assets from Capital Transactions	4,980,522	(26,778,092)

Total Increase/Decrease in Net Assets	30,719,378	(4,776,890)
Net Assets:
Beginning of the Period	805,233,301	810,010,191

End of the Period (Including accumulated undistributed net investment income of $(583,015) and $934,523, respectively)	$835,952,679	$805,233,301

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	February 28,	Year Ended August 31,
Class A Shares	2010	2009		2008		2007		2006		2005

Net Asset Value, Beginning of the Period	$6.37	$6.15		$6.47		$6.53		$6.78		$6.72

Net Investment Income	0.16 (a)	0.31	(a)	0.31	(a)	0.29	(a)	0.28	(a)	0.29
Net Realized and Unrealized Gain/Loss	0.23	0.25		(0.31)		(0.04)		(0.22)		0.09

Total from Investment Operations	0.39	0.56		-0-		0.25		0.06		0.38
Less Distributions from Net Investment Income	0.18	0.34		0.32		0.31		0.31		0.32

Net Asset Value, End of the Period	$6.58	$6.37		$6.15		$6.47		$6.53		$6.78

Total Return (b)	6.11% *	9.94%		–0.16%		3.93%		0.93%		5.79%
Net Assets at End of the Period (In millions)	$635.6	$623.7		$608.9		$670.8		$591.2		$502.6
Ratio of Expenses to Average Net Assets	0.90%	0.95%		0.89%		0.91%		0.96%		0.99%
Ratio of Net Investment Income to Average Net Assets	5.06%	5.38%		4.78%		4.48%		4.33%		4.29%
Portfolio Turnover	34% *	78%		73%		119%		45%		61%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Non-Annualized

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	February 28,		Year Ended August 31,
Class B Shares	2010		2009		2008	2007		2006		2005

Net Asset Value, Beginning of the Period	$6.35		$6.14		$6.45	$6.52		$6.76		$6.70

Net Investment Income	0.15	(a)	0.28	(a)	0.26 (a)	0.24	(a)	0.23	(a)	0.24
Net Realized and Unrealized Gain/Loss	0.22		0.25		(0.30)	(0.05)		(0.21)		0.09

Total from Investment Operations	0.37		0.53		(0.04)	0.19		0.02		0.33
Less Distributions from Net Investment Income	0.16		0.32		0.27	0.26		0.26		0.27

Net Asset Value, End of the Period	$6.56		$6.35		$6.14	$6.45		$6.52		$6.76

Total Return (b)	5.86%(c	)*	9.36%	(c)	–0.76%	3.00%		0.30%		5.01%
Net Assets at End of the Period (In millions)	$76.4		$75.4		$76.7	$87.3		$100.2		$123.6
Ratio of Expenses to Average Net Assets	1.15%(c	)	1.42%	(c)	1.65%	1.67%		1.72%		1.75%
Ratio of Net Investment Income to Average Net Assets	4.81%(c	)	4.90%	(c)	4.03%	3.72%		3.57%		3.55%
Portfolio Turnover	34%	*	78%		73%	119%		45%		61%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and the second years of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7 in the Notes to Financial Statements).

* Non-Annualized

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	February 28,	Year Ended August 31,
Class C Shares	2010	2009		2008		2007		2006		2005

Net Asset Value, Beginning of the Period	$6.36	$6.14		$6.46		$6.52		$6.76		$6.71

Net Investment Income	0.14 (a)	0.26	(a)	0.26	(a)	0.25	(a)	0.23	(a)	0.24
Net Realized and Unrealized Gain/Loss	0.21	0.26		(0.31)		(0.04)		(0.21)		0.08

Total from Investment Operations	0.35	0.52		(0.05)		0.21		0.02		0.32
Less Distributions from Net Investment Income	0.15	0.30		0.27		0.27		0.26		0.27

Net Asset Value, End of the Period	$6.56	$6.36		$6.14		$6.46		$6.52		$6.76

Total Return (b)	5.57% *	9.19%	(c)	–0.88%	(c)	3.20%	(c)	0.16%	(c)	5.17%	(c)
Net Assets at End of the Period (In millions)	$45.3	$41.4		$35.4		$31.0		$28.6		$29.2
Ratio of Expenses to Average Net Assets	1.65%	1.70%	(c)	1.60%	(c)	1.63%	(c)	1.71%	(c)	1.71%	(c)
Ratio of Net Investment Income to Average Net Assets	4.30%	4.61%	(c)	4.06%	(c)	3.76%	(c)	3.58%	(c)	3.59%	(c)
Portfolio Turnover	34% *	78%		73%		119%		45%		61%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7 in the Notes to Financial Statements).

* Non-Annualized

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months									August 12, 2005
	Ended									(Commencement
	February 28,	Year Ended August 31,								of Operations) to
Class I Shares	2010	2009		2008		2007		2006		August 31, 2005

Net Asset Value, Beginning of the Period	$6.37	$6.16		$6.48		$6.54		$6.78		$6.72

Net Investment Income	0.17 (a)	0.32	(a)	0.32	(a)	0.31	(a)	0.29	(a)	0.03
Net Realized and Unrealized Gain/Loss	0.22	0.25		(0.31)		(0.04)		(0.21)		0.06

Total from Investment Operations	0.39	0.57		0.01		0.27		0.08		0.09
Less Distributions from Net Investment Income	0.18	0.36		0.33		0.33		0.32		0.03

Net Asset Value, End of the Period	$6.58	$6.37		$6.16		$6.48		$6.54		$6.78

Total Return (b)	6.23% *	10.06%		0.10%		4.19%		1.33%		1.11% *
Net Assets at End of the Period (In millions)	$78.6	$64.8		$89.0		$43.3		$38.8		$28.7
Ratio of Expenses to Average Net Assets	0.65%	0.70%		0.65%		0.66%		0.72%		0.86%
Ratio of Net Investment Income to Average Net Assets	5.31%	5.61%		4.95%		4.73%		4.59%		4.32%
Portfolio Turnover	34% *	78%		73%		119%		45%		61%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Non-Annualized

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)

1. Significant Accounting Policies
Van Kampen Corporate Bond Fund (the “Fund”) is organized as a Delaware statutory trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective. The Fund commenced investment operations on September 23, 1971. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards CodificationTM (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Fixed income investments are valued by an independent pricing service using the mean of the last reported bid and asked prices. Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Futures contracts are valued at the settlement price established each day on the exchange in which they are traded. Swaps are valued using market quotations obtained from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At February 28, 2010, the Fund had $1,506,844 of when-issued or delayed delivery purchase commitments.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted and premiums are amortized over the expected life of each applicable security. Other income is comprised primarily of consent fees. Consent fees are earned as compensation for agreeing to changes in the terms of debt instruments. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended August 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At August 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $60,359,770, which will expire according to the following schedule:

Amount	Expiration

$4,643,264	August 31, 2011
436,571	August 31, 2012
360,243	August 31, 2014
17,382,532	August 31, 2016
37,537,160	August 31, 2017

At February 28, 2010, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$772,267,550

Gross tax unrealized appreciation	$55,411,042
Gross tax unrealized depreciation	(2,757,789)

Net tax unrealized appreciation on investments	$52,653,253

F. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.
The tax character of distributions paid during the year ended August 31, 2009 was as follows:

Distributions paid from:
Ordinary income	$41,899,093

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

As of August 31, 2009, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income	$2,782,612

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. Credits Earned on Cash Balances During the six months ended February 28, 2010, the Fund’s custody fee was reduced by $78 as a result of credits earned on cash balances.

H. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the last quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Unrealized gains and losses on investments resulting from changes in exchange rates and the unrealized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on investments resulting from changes in exchange rates and the realized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency transactions on the Statement of Operations.

I. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through April 16, 2010, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.42%
Next $750 million	0.35%
Over $1.250 billion	0.22%

For the six months ended February 28, 2010, the Fund recognized expenses of approximately $21,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended February 28, 2010, the Fund recognized expenses of approximately $33,100 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 28, 2010, the Fund recognized expenses of approximately $188,500 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $121,100 are included in “Other” assets on the Statement of Assets and Liabilities at February 28, 2010. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended February 28, 2010, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $137,900 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $71,900. Sales charges do not represent expenses of the Fund.

3. Capital Transactions
For the six months ended February 28, 2010 and year ended August 31, 2009, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	February 28, 2010		August 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	10,461,458	$68,064,075	27,238,212	$155,515,023
Class B	1,691,897	10,981,582	4,214,113	24,007,757
Class C	1,089,640	7,050,213	3,157,688	18,036,532
Class I	2,516,377	16,358,375	5,898,774	33,647,623

Total Sales	15,759,372	$102,454,245	40,508,787	$231,206,935

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

	For The		For The
	Six Months Ended		Year Ended
	February 28, 2010		August 31, 2009
	Shares	Value	Shares	Value

Dividend Reinvestment:
Class A	2,462,869	$16,089,330	5,450,643	$31,209,055
Class B	268,642	1,750,846	615,058	3,514,107
Class C	140,226	913,782	261,766	1,499,263
Class I	19,073	124,603	149,767	825,050

Total Dividend Reinvestment	2,890,810	$18,878,561	6,477,234	$37,047,475

Repurchases:
Class A	(14,115,792)	$(91,832,322)	(33,809,369)	$(192,843,098)
Class B	(2,191,725)	(14,248,984)	(5,452,636)	(30,949,041)
Class C	(835,144)	(5,424,504)	(2,667,841)	(15,045,250)
Class I	(740,982)	(4,846,474)	(10,349,608)	(56,195,113)

Total Repurchases	(17,883,643)	$(116,352,284)	(52,279,454)	$(295,032,502)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $269,988,544 and $268,918,514, respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities, for the period were $0 and $73,983, respectively.

5. Mortgage Backed Securities
The Fund may invest in various types of Mortgage Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies—Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States. Securities of FNMA and FHLMC include those issued in principal only or interest only components. On September 7, 2008, FNMA and FHLMC were placed into conservatorship by their new regulator, the Federal Housing Finance Agency. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both entities. No assurance can be given that the initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful. A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS’s.
These securities derive their value from or represent interests in a pool of mortgages, or mortgage securities. Mortgage securities are subject to prepayment risk—the risk that, as mortgage interest rates fall, borrowers will refinance and “prepay” principal. A fund holding mortgage securities that are experiencing prepayments will have to reinvest these payments at

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance resulting in lower prepayments. This can effectively extend the maturity of a fund’s mortgage securities resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.
To the extent a fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio’s effective yield, maturity and duration, or generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.
Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Futures Contracts The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of interest rates. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (variation margin). When entering into futures contracts, the Fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

Transactions in futures contracts for the six months ended February 28, 2010 were as follows:

Number of
Contracts

Outstanding at August 31, 2009	2,541
Futures Opened	9,775
Futures Closed	(8,982)

Outstanding at February 28, 2010	3,334

B. Swap Contracts The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. For the six months ended February 28, 2010, the average notional amounts of credit default swap contracts entered into by the Fund acting as a buyer of protection was $12,020,000, respectively. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.
The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.
The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. The Fund’s maximum risk or loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts, including inflation asset swaps. Interest rate swaps, including inflation asset swaps, are contractual agreements to exchange interest payments calculated on a predetermined notional principal amount except in the case of inflation asset swaps where the principal amount is periodically adjusted for inflation. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payments are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. In a zero-coupon interest rate swap, payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over through the life of the swap. Upon cash settlement of the payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligation under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty of the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. For the six months ended February 28, 2010, the average notional amount of interest rate swap contracts entered into by the Fund was $23,075,000.
Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral, if any, is disclosed in the table following the Portfolio of Investments. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.
The Fund adopted FASB ASC 815, Derivatives and Hedging (ASC 815) (formerly known as FAS 161), effective March 1, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of February 28, 2010.

	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
	& Liabilities	Fair	& Liabilities	Fair
Primary Risk Exposure	Location	Value	Location	Value

Interest Rate Contracts	Variation Margin on Futures	$528,077 *	Variation Margin on Futures	$(1,652,521)*
Credit Contracts	Swap Contracts	100,509	Swap Contracts	(1,303,368)

Total		$628,586		$(2,955,889)

*	Includes cumulative appreciation/depreciation of futures contracts as reported on the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The following tables set forth by primary risk exposure the Fund’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the six months ended February 28, 2010.

	Amount of Realized Gain/Loss on Derivative Contracts
Primary Risk Exposure	Futures	Swaps	Total

Interest Rate Contracts	$498,656	$(94,755)	$403,901
Credit Contracts	-0-	(806,185)	(806,185)

Total	$498,656	$(900,940)	$(402,284)

	Change in Unrealized Appreciation/Depreciation on Derivative Contracts
Primary Risk Exposure	Futures	Swaps	Total

Interest Rate Contracts	$1,277,534	$(977,684)	$299,850
Credit Contracts	-0-	29,770	29,770

Total	$1,277,534	$(947,914)	$329,620

7. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $0 and $18,900 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Significant Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell most of its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (the “Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions to closings, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund’s Board of Trustees has approved, subject to shareholder approval, that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco, that has substantially the same investment objective, principal investment strategies and risks as the Fund (the “Reorganization”). The proposed Reorganization will be presented to shareholders of the Fund at a special meeting of shareholders. If shareholders of the Fund approve the Reorganization and certain other conditions to the closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

10. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  February 28, 2010 (Unaudited)  continued

rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

Van Kampen Corporate Bond Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Corporate Bond Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Corporate Bond Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Corporate Bond Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

(continued on next page)

Van Kampen Corporate Bond Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Corporate Bond Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

17, 117, 217, 617
CORPSAN 04/10
IU10-01683P-Y02/10

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) Code of Ethics – Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Corporate Bond Fund

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date:	April 15, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date:	April 15, 2010

By:	/s/ Stuart N. Schuldt

Name:	Stuart N. Schuldt
Title:	Principal Financial Officer
Date:	April 15, 2010